UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2025

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) Pennsylvania 645 Hamilton Street Allentown, PA 18101 (610) 774-5151	23-2758192

1-2893	Louisville Gas and Electric Company (Exact name of Registrant as specified in its charter) Kentucky 820 West Broadway Louisville, KY 40202 (502) 627-2000	61-0264150

1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) Kentucky and Virginia One Quality Street Lexington, KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange
Junior Subordinated Notes of PPL Capital Funding, Inc. 2007 Series A due 2067	PPL/67	New York Stock Exchange
Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

☐	PPL Corporation

☐	Louisville Gas and Electric Company

☐	Kentucky Utilities Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐	PPL Corporation

☐	Louisville Gas and Electric Company

☐	Kentucky Utilities Company

Section 2 – Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance
Sheet Arrangement of a Registrant
and
Section 8 – Other Events
Item 8.01 Other Events
Louisville Gas and Electric Company
On August 13, 2025, Louisville Gas and Electric Company (“LG&E”) issued $700,000,000 aggregate principal amount of 5.850% First Mortgage Bonds due 2055 (the “LG&E Bonds”).
The LG&E Bonds were issued under LG&E’s Indenture (the “LG&E Indenture”), dated as of October 1, 2010, to The Bank of New York Mellon, as trustee, as previously supplemented and amended and as supplemented and amended by Supplemental Indenture No. 10 thereto (the “LG&E Supplemental Indenture”), dated as of August 1, 2025. The LG&E Bonds will be secured by the lien of the LG&E Indenture, which creates, subject to certain exceptions and exclusions, a lien on substantially all of LG&E’s real and tangible personal property located in Kentucky and used in the generation, transmission and distribution of electricity and the storage, transportation and distribution of natural gas, as described therein.
The LG&E Bonds are due August 15, 2055, subject to early redemption. LG&E intends to use the net proceeds from the sale of the LG&E Bonds to repay its $300 million aggregate principal amount 3.300% Series First Mortgage Bonds due October 1, 2025, to repay short-term debt and for other general corporate purposes.
The LG&E Bonds were offered and sold under LG&E’s Registration Statement on Form
S-3
on file with the Securities and Exchange Commission (Registration Statement
No. 333-277140-02).
The LG&E Supplemental Indenture and Officer’s Certificate are filed with this report as Exhibits 4(a) and 4(b).
Kentucky Utilities Company
On August 13, 2025, Kentucky Utilities Company (“KU”) issued $700,000,000 aggregate principal amount of 5.850% First Mortgage Bonds due 2055 (the “KU Bonds”).
The KU Bonds were issued under KU’s Indenture (the “KU Indenture”), dated as of October 1, 2010, to The Bank of New York Mellon, as trustee, as previously supplemented and amended and as supplemented and amended by Supplemental Indenture No. 11 thereto (the “KU Supplemental Indenture”), dated as of August 1, 2025. The KU Bonds will be secured by the lien of the KU Indenture, which creates, subject to certain exceptions and exclusions, a lien on substantially all of KU’s real and tangible personal property located in Kentucky and used in the generation, transmission and distribution of electricity, as described therein.
The KU Bonds are due August 15, 2055, subject to early redemption. KU intends to use the net proceeds from the sale of the KU Bonds to repay its $250 million aggregate principal amount 3.300% Series First Mortgage Bonds due October 1, 2025, to repay short-term debt and for other general corporate purposes.
The KU Bonds were offered and sold under KU’s Registration Statement on Form
S-3
on file with the Securities and Exchange Commission (Registration Statement
No. 333-277140-01).
The KU Supplemental Indenture and Officer’s Certificate are filed with this report as Exhibits 4(c) and 4(d).

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	4(a) -	Supplemental Indenture No. 10, dated as of August 1, 2025, of Louisville Gas and Electric Company to The Bank of New York Mellon, as Trustee.

	4(b) -	Officer’s Certificate, dated August 13, 2025 establishing certain terms of the LG&E Bonds.

	4(c) -	Supplemental Indenture No. 11, dated as of August 1, 2025, of Kentucky Utilities Company to The Bank of New York Mellon, as Trustee.

	4(d) -	Officer’s Certificate, dated August 13, 2025 establishing certain terms of the KU Bonds.

	5(a) -	Opinion of John P. Fendig, Corporate Secretary of Louisville Gas and Electric Company and Senior Counsel of PPL Services Corporation relating to the LG&E Bonds.

	5(b) -	Opinion of Troutman Pepper Locke LLP relating to the LG&E Bonds.

	5(c) -	Opinion of Stoll Keenon Ogden PLLC relating to the LG&E Bonds.

	5(d) -	Opinion of John P. Fendig, Corporate Secretary of Kentucky Utilities Company and Senior Counsel of PPL Services Corporation relating to the KU Bonds.

	5(e) -	Opinion of Troutman Pepper Locke LLP relating to the KU Bonds.

	5(f) -	Opinion of Stoll Keenon Ogden PLLC relating to the KU Bonds.

	23(a) -	Consent of John P. Fendig, Corporate Secretary of Louisville Gas and Electric Company and Senior Counsel of PPL Services Corporation (included as part of Exhibit 5(a)).

	23(b) -	Consent of Troutman Pepper Locke LLP (included as part of Exhibit 5(b)).

	23(c) -	Consent of Stoll Keenon Ogden PLLC (included as part of Exhibit 5(c)).

	23(d) -	Consent of John P. Fendig, Corporate Secretary of Kentucky Utilities Company and Senior Counsel of PPL Services Corporation (included as part of Exhibit 5(d)).

	23(e) -	Consent of Troutman Pepper Locke LLP (included as part of Exhibit 5(e)).

	23(f) -	Consent of Stoll Keenon Ogden PLLC (included as part of Exhibit 5(f)).

	104 -	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

	By:	/s/ Marlene C. Beers
Marlene C. Beers
Vice President and Controller

LOUISVILLE GAS AND ELECTRIC COMPANY

	By:	/s/ Christopher M. Garrett
Christopher M. Garrett
Vice President-Finance and Accounting

KENTUCKY UTILITIES COMPANY

	By:	/s/ Christopher M. Garrett
Christopher M. Garrett
Vice President-Finance and Accounting
Dated: August 13, 2025